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                                                                   EXHIBIT 10.31

                                    AGREEMENT

         THIS AGREEMENT (this "Agreement") dated as of February 14, 2005 to the Credit Agreement referenced below is among IPAYMENT, INC., a Delaware corporation (the "Borrower"), the Guarantors identified on the signature pages hereto (the "Guarantors"), BANK OF AMERICA, N.A. (the "Bank of America"), JPMORGAN CHASE BANK, N.A. ("JPMORGAN") and BANK OF AMERICA, N.A., as Administrative Agent.

                                   WITNESSETH

         WHEREAS, a $180 million revolving credit facility has been extended to the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of December 28, 2004 among the Borrower, the Guarantors, the Lenders identified therein and the Administrative Agent;

         WHEREAS, pursuant to Section 2.01(b) of the Credit Agreement, the Borrower has the right to increase the Aggregate Revolving Commitments by up to $100 million with new Revolving Commitments from any existing Lender or new Revolving Commitments from any other Person that qualifies as an Eligible Assignee; and

         WHEREAS, at the request of the Borrower, each of Bank of America and JPMorgan has agreed to increase its Revolving Commitment pursuant to Section 2.01(b) of the Credit Agreement on the terms set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         2. Increase in Revolving Commitment.

                  (a) Bank of America agrees that its Revolving Commitment is increased by $17.0 million from $25.5 million to $42.5 million.

                  (b) JPMorgan agrees that its Revolving Commitment is increased by $8.0 million from $22.0 million to $30.0 million.

                  (c) The Borrower and the Guarantors (i) acknowledge and accept the additional Revolving Commitments provided by Bank of America and JPMorgan herein and (ii) agree that such additional Revolving Commitments shall be deemed Revolving Commitments for all purposes of the Loan Documents and shall be subject to all of the terms, conditions and other provisions of the Credit Agreement and the other Loan Documents.

         3. Conditions Precedent. This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

                  (a) receipt by the Administrative Agent of this Agreement executed by the Borrower, the Guarantors, Bank of America, JPMorgan and the Administrative Agent;


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                  (b) receipt by the Administrative Agent of all fees owing
         under the Fee Letters in connection with this Agreement; and

                  (c) the effectiveness of (i) the Assignment and Assumption dated as of the date hereof among Bank of America, as assignor, and the assignees identified therein, and (ii) the Assignment and Assumption dated as of the date hereof among JPMorgan, as assignor, and the assignees identified therein.

         4. Covenant. The Borrower covenants and agrees to deliver to the Administrative Agent within five (5) Business Days following the date hereof of resolutions of the board of directors (or its equivalent) of each Loan Party approving this Agreement and the execution hereof, certified by the secretary of each Loan Party as being in full force and effect on the date hereof.

         5. Reaffirmation of Guaranty. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Loan Documents and
(c) agrees that this Agreement shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

         6. Reaffirmation of Security Interests. The Borrower and each Guarantor
(i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

         7. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         8. Governing Law. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

                            [Signature Pages Follow]


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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the date hereof.

BORROWER:                              IPAYMENT, INC.,
--------                               a Delaware corporation

                                       By: /s/ Clay Whitson
                                          -------------------------------------
                                       Name: Clay Whitson
                                       Title: Chief Financial Officer

GUARANTORS:                            iPAYMENT OF CALIFORNIA, LLC,
----------                             a Tennessee limited liability company
                                       1ST NATIONAL PROCESSING, INC.,
                                       a Nevada corporation
                                       E-COMMERCE EXCHANGE, INC.,
                                       a Delaware corporation
                                       ONLINE DATA CORP.,
                                       a Delaware corporation
                                       iPAYMENT OF MAINE, INC.,
                                       a Delaware corporation
                                       CARDSYNC PROCESSING, INC.,
                                       a California corporation
                                       QUAD CITY ACQUISITION SUB, INC.,
                                       a Delaware corporation
                                       CARDPAYMENT SOLUTIONS, L.L.C.,
                                       a Delaware limited liability company
                                       iPAYMENT ACQUISITION SUB LLC,
                                       a Delaware limited liability company
                                       TS ACQUISITION SUB LLC,
                                       a Delaware limited liability company

                                       By: /s/ Clay Whitson
                                          --------------------------------------
                                       Name: Clay Whitson
                                       Title: Chief Financial Officer of each
                                              of the foregoing



                           [SIGNATURE PAGES CONTINUE]


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BANK OF AMERICA:                       BANK OF AMERICA, N.A.

                                       By: /s/ Thomas Kilcrease
                                           ------------------------------------
                                       Name: Thomas Kilcrease
                                       Title: Senior Vice President

JPMORGAN:                              JPMORGAN CHASE BANK, N.A.

                                       By: /s/ John A. Horst
                                           ------------------------------------
                                       Name: John A. Horst
                                       Title: Director

ADMINISTRATIVE AGENT:                  BANK OF AMERICA, N.A., as Administrative
                                       Agent

                                       By: /s/ Anne M. Zeschke
                                           ------------------------------------
                                       Name: Anne M. Zeschke
                                       Title: Assistant Vice President